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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 April 27, 2000
                        (Date of earliest event reported)

                                HUFFY CORPORATION
             (Exact name of registrant as specified in its charter)


        Ohio                         1-5325                     31-0326270
(State or other jurisdiction       (Commission                 (IRS Employer
   of incorporation)               File Number)              Identification No.)


                                 225 Byers Road
                                Miamisburg, Ohio
                    (Address of principal executive offices)

                                   45342-3657
                                   (Zip Code)

                                 (937) 866-6251
              (Registrant's telephone number, including area code)
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                  Item 5.  Other Events

                  On April 27, 2000, Huffy Corporation will hold its Annual Meeting of Shareholders and Management will make a presentation to Shareholders, the content of which is filed, in substantially the form presented, as Exhibit 99.1 hereto.

                  In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Huffy Corporation (the "Company") is filing cautionary statements as Exhibit
                  99.2 hereto, identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by or on behalf of the Company.

                  Item 7.  Financial Statements and Exhibits.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      The following exhibits are filed herewith:

Exhibit No.       Description

99.1 Business Review and Outlook presented to Shareholders at Annual Meeting of Shareholders on April 27, 2000.

99.2 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, on its behalf by the undersigned hereunto duly authorized.

HUFFY CORPORATION

By: /s/ Timothy G. Howard

Timothy G. Howard

Vice President and Corporate Controller

(Principal Financial and Accounting Officer)

Date:  April 26, 2000